BAKER HUGHES INCORPORATED - EXHIBIT 21.1

                                                                             PERCENTAGE    PERCENTAGE
                                                          JURISDICTION OR    OWNED BY      OWNED BY
       NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES          ORGANIZATION       REGISTRANT    SUBSIDIARY

AZIMUTH SALES LTD.                                        CAYMAN ISLANDS         100%
BAKER CANADA HOLDING, INC.                                DELAWARE               (1)
 ..Baker Hughes Canada Inc.                                Canada                           100%
 ....Baker Hughes Industrial Chile Limitada                Chile                            (2)
 ....Baker Hughes INTEQ                                    Operating Division               ---
 ....Baker Hughes Mining Tools                             Operating Division               ---
 ....Baker Hughes Wyoming LLC                              Wyoming                          (3)
 ....Baker Industrial Chemicals                            Operating Division               ---
 ....Baker Oil Tools Canada                                Operating Division               ---
 ....Baker Performance Chemicals                           Operating Division               ---
 ....Baker Supply Products                                 Operating Division               ---
 ....Bird Machine of Canada                                Operating Division               ---
 ....Canada Intermediates/Aquaness                         Trade Name                       ---
 ....Centrilift Canada                                     Operating Division               ---
 ....Christensen Diamond Products del Peru S.A.            Peru                             100%
 ....Econolift Systems Canada                              Operating Division               ---
 ....Eimco Fluid Process International                     Operating Division               ---
 ....Eimco Process Equipment                               Operating Division               ---
 ....Ramsey Comercio Industria Ltd.                        Brazil                           (4)
BAKER HUGHES AUSTRALIA HOLDING, INC.                      DELAWARE               (5)
 ..Baker Hughes Australia Pty. Limited                     Australia                        (6)
 ....BHA Superannuation (Nominees) Pty. Limited            Australia                        100%
 ....Baker Hughes INTEQ                                    Operating Division               ---
 ....Baker Hughes Mining Tools of Australia                Operating Division               ---
 ....Baker Oil Tools Australia                             Operating Division               ---
 ....Centrilift-Australia                                  Operating Division               ---
 ....Eastman Christensen Australia Pty. Limited            Australia                        100%
 ....Hughes Christensen                                    Operating Division               ---
 ....Teleco Oilfield Services Pty. Limited                 Western Australia                100%
 ..Baker Hughes PNG Pty. Ltd.                              New Guinea                       (7)
BAKER HUGHES DO BRASIL LTDA.                              BRAZIL                 (8)
 ..Baker Hughes Equipamentos Ltda.                         Operating Division               ---


                                                                                                                              Page 1


BAKER HUGHES INCORPORATED - EXHIBIT 21.1

                                                                             PERCENTAGE    PERCENTAGE
                                                          JURISDICTION OR    OWNED BY      OWNED BY
       NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES          ORGANIZATION       REGISTRANT    SUBSIDIARY

 ..Baker Hughes Participacoes Ltda.                        Brazil                           (9)
 ..Centrilift Brazil                                       Operating Division               ---
 ..Exploration Logging Brazil                              Operating Division               ---
 ..Hughes Tool do Brazil                                   Operating Division               ---
BAKER HUGHES EQUIPAMENTOS LTDA.                           BRAZIL                 (10)
BAKER HUGHES FINANCE, INC.                                DELAWARE               100%
 ..Baker Hughes French Actions Co.                         Delaware                         (11)
 ..Baker Hughes France S.A.                                France                           100%
 ....Baker International S.A.                              France                           100%
 ....Baker Hughes INTEQ-France S.A.                        France                           100%
 ......Baker Hughes INTEQ Congo S.A.R.L.                   Congo                            100%
 ......Baker Hughes INTEQ S.A.                             Gabon                            (12)
 ......CECA, U.A.E.                                        Abu Dhabi                        100%
 ......CKS Drilling Fluids Services, Inc.                  Delaware                         100%
 ......CKS Espanola S.A.                                   Spain                            (13)
 ......Hughes Christensen France                           Operating Division               ---
 ......Malaysia Mud Chemicals Sdn. Bhd.                    Malaysia                         (14)
 ......Milpark Nigeria Ltd.                                Nigeria                          (15)
 ....Eimco Wemco S.A.                                      France                           100%
 ..Baker Hughes FSC Inc.                                   Barbados                         100%
 ..JDI International Leasing, Inc.                         Delaware                         100%
BAKER HUGHES HOLDING COMPANY                              DELAWARE               100%
 ..Baker Hughes Argentina, S.A.                            Argentina                        (16)
 ....Centrilift/Kobe                                       Operating Division               ---
 ....Hughes Christensen                                    Operating Division               ---
 ....Hughes Tool Company Chile Ltda.                       Chile                            (17)
 ....Lufkin Argentina S.A.                                 Argentina                        (18)
 ..Baker Hughes Oilfield Operations, Inc.                  California                       100%
 ....Baker Eastern S.A.                                    Panama                           100%
 ......Baker Eastern S.A.                                  Operating Division               ---
 ......Baker Nigeria Ltd.                                  Nigeria                          (19)
 ....Baker Far East Ltd.                                   Bermuda                          100%
                                                                                                                              Page 2



BAKER HUGHES INCORPORATED - EXHIBIT 21.1

                                                                             PERCENTAGE    PERCENTAGE
                                                          JURISDICTION OR    OWNED BY      OWNED BY
       NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES          ORGANIZATION       REGISTRANT    SUBSIDIARY
 ....Baker Hughes International Holdings, Inc.             Delaware                         (20)
 ......Baker Hughes Indonesia Co.                          Delaware                         (21)
 ........P.T. Eastman Christensen Indonesia                Indonesia                        (22)
 ........Tri-State Oil Tool S.A.                           Panama                           100%
 ......Baker Hughes Nederland B.V.                         The Netherlands                  (23)
 ........Baker Hughes Denmark A/S                          Denmark                          100%
 ..........Baker Hughes INTEQ                              Operating Division               ---
 ..........Baker Oil Tools Denmark                         Operating Division               ---
 ........Baker Hughes INTEQ Cameroon                       Cameroon                         100%
 ..........Baker Service Tools B.V.                        The Netherlands                  100%
 ............Centrilift Netherlands                        Operating Division               ---
 ........Baker Hughes INTEQ                                Operating Division               ---
 ........Baker Hughes INTEQ (China) Limited                Guernsey                         100%
 ........Baker Oil Tools                                   Operating Division               ---
 ........Baker Performance Chemicals                       Operating Division               ---
 ........Ferranti Eastman Survey GmbH                      Switzerland                      (24)
 ........Hughes Christensen Co. Holland                    Operating Division               ---
 ........Tracor Europa B.V.                                The Netherlands                  100%
 ..........Tracor Europa N.V.                              Belgium                          (25)
 ..........Tracor France S.A.R.L.                          France                           100%
 ......Baker Hughes (U.K.) Ltd.                            England                          100%
 ........BFCC Ltd.                                         England                          100%
 ........Baker Hughes (BJ) Limited                         Scotland                         100%
 ........Baker Hughes Limited                              England                          100%
 ..........Baker Hughes INTEQ                              Operating Division               ---
 ..........Baker Hughes Process Systems                    Operating Division               ---
 ..........Baker Oil Tools U.K.                            Operating Division               ---
 ..........Baker Performance Chemicals                     Operating Division               ---
 ............Aquaness                                      Assumed Name                     ---
 ..........Centrilift U.K.                                 Operating Division               ---
 ..........Eimco/Wemco G.B.                                Operating Division               ---
 ..........Hughes Christensen                              Operating Division               ---

                                                                                                                              Page 3


BAKER HUGHES INCORPORATED - EXHIBIT 21.1

                                                                             PERCENTAGE    PERCENTAGE
                                                          JURISDICTION OR    OWNED BY      OWNED BY
       NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES          ORGANIZATION       REGISTRANT    SUBSIDIARY

 ........Baker Oil Tools (UK) Limited                      England                          100%
 ........Baker Production Services (UK) Limited            England                          100%
 ........Eastman Christensen de Espana, S.A.               Spain                            100%
 ........Eimco Process Equipment Limited                   England                          100%
 ........Hughes Tool Company Limited                       England                          100%
 ........Lombard Baker Leasing Co.                         England Partnership              (26)
 ........Technical Oilfield Services Ltd.                  England                          100%
 ........Tri-State Oil Tool (U.K.) Limited                 England                          100%
 ........Vortoil Separation Systems Limited                England                          100%
 ......Spiral Precision Sdn. Bhd.                          Malaysia                         100%
 ........Baker (Malaysia) Sdn. Bhd.                        Malaysia                         (27)
 ..........Baker Hughes INTEQ (M) Sdn. Bhd.                Malaysia                         (28)
 ............Baker Oil Tools Malaysia                      Operating Division               ---
 ....Baker Hughes (C.I.) Ltd.                              Cayman Islands                   100%
 ......Baker Hughes INTEQ International, Ltd.              Bermuda                          (29)
 ........Eastman Whipstock (China) Ltd.                    Hong Kong                        100%
 ........EXLOG Egypt                                       Operating Division               ---
 ........EXLOG International-Asia Pacific                  Operating Division               ---
 ........EXLOG International-Papua New Guinea              Operating Division               ---
 ........Milchem International (Nigeria) Ltd.              Nigeria                          100%
 ........Milpark Kuwait for Drilling Fluids Company        Kuwait                           (30)
 ........Milchem Libya Co. Ltd.                            Libya                            (31)
 ........P. T. Milchem Indonesia                           Indonesia                        (32)
 ........PT Sarana Indonesia                               Operating Division               ---
 ......Baker Hughes Singapore Pte.                         Singapore                        (33)
 ........Baker Hughes INTEQ                                Operating Division               ---
 ........Baker Hughes Process Systems                      Operating Division               ---
 ........Baker Oil Tools Asia Pacific                      Operating Division               ---
 ........Bird Machine                                      Operating Division               ---
 ........Eimco Process Equipment                           Operating Division               ---
 ........Hughes Christensen/Singapore                      Operating Division               ---
 ....Baker Hughes de Mexico, S. de R.L. de C.V.            Mexico                           (34)

                                                                                                                              Page 4


BAKER HUGHES INCORPORATED - EXHIBIT 21.1

                                                                             PERCENTAGE    PERCENTAGE
                                                          JURISDICTION OR    OWNED BY      OWNED BY
       NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES          ORGANIZATION       REGISTRANT    SUBSIDIARY


 ......Baker Hughes Services de Mexico S.A. de C.V.        Mexico                           (35)
 ....Baker Hughes Drilling Systems (Bolivia) Ltda.         Bolivia                          100%
 ....Baker Hughes Immobilaria                              Mexico                           (36)
 ....Baker Hughes INTEQ                                    Operating Division               ---
 ....Baker Hughes S.A.                                     Venezuela                        100%
 ....Baker Hughes INTEQ International Ltd.                 Bermuda                          100%
 ......Eastman Whipstock (China) Ltd.                      Hong Kong                        100%
 ....Baker Hughes Mining Tools Peru, S.A.                  Peru                             100%
 ....Baker Hughes Norge A/S                                Norway                           100%
 ......Baker Hughes INTEQ                                  Operating Division               ---
 ......Baker Oil Tools                                     Operating Division               ---
 ......Centrilift                                          Operating Division               ---
 ......Hughes Christensen Norway                           Operating Division               ---
 ....Baker Hughes Services International, Inc.             Delaware                         100%
 ......Baker Hughes Azerbaijan                             Operation Division               ---
 ....Baker Hughes S.p.A.                                   Italy                            (37)
 ......Baker Hughes INTEQ                                  Operating Division               ---
 ......Baker Oil Tools                                     Operating Division               ---
 ......Eimco                                               Operating Division               ---
 ......Hughes Christensen                                  Operating Division               ---
 ....Baker Hughes Thailand Co., Ltd.                       Thailand                         100%
 ....Baker International Cote D'Ivoire S.A.R.L.            Ivory Coast                      (38)
 ....Baker Oil Tools                                       Operating Division               ---
 ......Baker Oil Tools SPD                                 Operating Division               ---
 ......Baker Oil Tools Surface Safety Systems Company      D/B/A                            ---
 ......Elder Oil Tools                                     Operating Division               ---
 ......Tri-State Oil Tools                                 Operating Division               ---
 ....Baker Oil Tools (Brunei) Sdn. Bhd.                    Brunei                           (39)
 ....Baker Performance Chemicals Incorporated              California                       100%
 ......Alamex, Inc.                                        Delaware                         100%
 ......Aquaness Chemicals                                  Operating Division               ---
 ......Aquaness Industrias de Venezuela, S.A.              Venezuela                        (40)

                                                                                                                              Page 5


BAKER HUGHES INCORPORATED - EXHIBIT 21.1

                                                                             PERCENTAGE    PERCENTAGE
                                                          JURISDICTION OR    OWNED BY      OWNED BY
       NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES          ORGANIZATION       REGISTRANT    SUBSIDIARY

 ........Baker Quimicas de Venezuela S.A.                  Venezuela                        100%
 ......Baker Pipeline Products                             Operating Division               ---
 ......Baker Industrial Chemicals                          Operating Division               ---
 ......Magna Herbicide                                     D/B/A                            ---
 ......Magna International Limited                         Bermuda                          100%
 ......Oreprep                                             D/B/A                            ---
 ......P.T. Elnusa Chemlink                                Indonesia                        (41)
 ......South Kern Industrial Partnership                   California Partnership           (42)
 ....Baker Production Services, Inc.                       Texas                            100%
 ......BHT Products                                        Texas Partnership                (43)
 ....Baker Production Services (Bermuda) Ltd.              Bermuda                          100%
 ....Baker Production Technology International Inc.        Nevada                           100%
 ......Baker Hughes (Deutschland) Holding GmbH             Germany                          100%
 ........Baker Hughes (Deutschland) GmbH                   Germany                          100%
 ..........Baker Oil Tools Germany                         Operating Division               ---
 ..........Centrilift Germany                              Operating Division               ---
 ..........Eimco                                           Operating Division               ---
 ........Baker Hughes INTEQ GmbH                           Germany                          100%
 ..........Gummiwerk Christensen-Netzsch GmbH              Germany                          (44)
 ..........Hughes Christensen                              Operating Division               ---
 ......Lynes International Services Inc.                   Panama                           100%
 ....Baker Quimica de Colombia S.A.                        Colombia                         (45)
 ......Eimco-Wemco de Colombia S.A.                        Colombia                         (46)
 ....Baker Real Estate                                     Operating Division               ---
 ....Baker RTC International Ltd.                          Bermuda                          (47)
 ....Baker Sand Control Services Pte. Ltd.                 Singapore                        100%
 ....Baker Sand Control Servicios Tecnicos, Ltda.          Brazil                           (48)
 ....Baker Transworld, Inc. y Compania Limitada Chile      Chile                            (49)
 ....Bakerline Services Ltd.                               Cayman Islands                   100%
 ....CCIP Security Association, Inc.                       Texas                            100%
 ....Centrilift-U.S.                                       Operating Division               ---
 ......Baker Hughes Production Services                    Operating Division               ---

                                                                                                                              Page 6


BAKER HUGHES INCORPORATED - EXHIBIT 21.1

                                                                             PERCENTAGE    PERCENTAGE
                                                          JURISDICTION OR    OWNED BY      OWNED BY
       NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES          ORGANIZATION       REGISTRANT    SUBSIDIARY

 ......Field Management Systems                            Operating Division               ---
 ....Centrilift-Peru                                       Operating Division               ---
 ....Christensen-Netzsch Rubber, Inc.                      Oklahoma                         (50)
 ....Christensen Gulf Services Limited Liability Company   Dubai                            (51)
 ....ChuanShi Christensen Diamond Bit Company, Ltd.        China                            (52)
 ....Clays Pump Service                                    Operating Division               ---
 ....Eastman Whipstock (Cameroon) S.A.R.L.                 Cameroon                         100%
 ....Eisenman Chemical Company                             Delaware                         100%
 ....EXLOG (A.G.) Limited                                  Jersey                           100%
 ....EXLOG International, Inc.                             Panama                           100%
 ....EXLOG (Malaysia) Sdn. Bhd.                            Malaysia                         100%
 ....EXLOG Overseas, Inc.                                  Panama                           100%
 ....EXLOG S.A.                                            Nevada                           100%
 ....EXLOG de Venezuela S.A.                               Venezuela                        100%
 ....Exploration Logging Arabian Gulf Limited              Jersey                           (53)
 ....Exploration Logging Espanola S.A.                     Spain                            100%
 ....Fluidos de Perforacion Milchem Guatemala S.A.         Guatemala                        100%
 ....Holtex, Inc.                                          Delaware                         100%
 ....Hughes Christensen                                    Operating Division               ---
 ......Hughes MPD                                          Operating Division               ---
 ......Baker Hughes Mining Tools                           Operating Division               ---
 ....Hughes Services Middle East Company                   Delaware                         100%
 ....Hughes Tool (C.I.) Ltd.                               Cayman Islands                   100%
 ......Abunayyan-Hughes Tool S.A. Ltd. Co.                 Saudi Arabia                     (54)
 ....International Mud Services Inc.                       Panama                           100%
 ....Lynes, Inc.                                           Texas                            100%
 ....Milchem Gabon S.A.R.L.                                Gabon                            100%
 ....Milpark de Venezuela, S.A.                            Venezuela                        100%
 ......Milpark Caribe, C.A.                                Venezuela                        100%
 ....Milpark International Limited                         Bahamas                          100%
 ....Milpark Western Hemisphere Incorporated               Delaware                         100%
 ....Plumayen Holdings Inc.                                Panama                           100%

                                                                                                                              Page 7


BAKER HUGHES INCORPORATED - EXHIBIT 21.1

                                                                             PERCENTAGE    PERCENTAGE
                                                          JURISDICTION OR    OWNED BY      OWNED BY
       NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES          ORGANIZATION       REGISTRANT    SUBSIDIARY
 ......Plumayen do Brazil Ltda.                            Brazil                           100%
 ....Productos Industriales Mineros S.A. (Prima)           Colombia                         100%
 ......E.P.E.C.-Colombia Prima                             Operating Division               ---
 ....Productos Centrilift S.A.                             Venezuela                        100%
 ....Pump-Teq                                              Operating Division               ---
 ....Reed Rock do Brazil Industrial Ltda.                  Brazil                           (55)
 ....Servicios Y Herramientas Petroleras S.A. de C.V.      Mexico                           (56)
 ......Baker Hughes Immobiliaria                           Mexico                           100%
 ....Supply Products                                       Operating Division               ---
 ....Teleco Inc.                                           Delaware                         100%
 ....Teleco Oilfield Services International Ltd.           Cayman Islands                   100%
 ......Teleco Oilfield Services Offshore Ltd.              Cayman Islands                   100%
 ....Teleco Oilfield Services Sdn. Bhd.                    Malaysia                         (57)
 ....TOTCO de Venezuela C.A.                               Venezuela                        100%
 ....Tri-State Oil Tool (Egypt) S.A.                       Panama                           100%
 ....Tri-State Oil Tool (M) Sdn. Bhd.                      Malaysia                         (58)
 ....Tri-State Oil Tool (Thailand) Ltd.                    Cayman Islands                   100%
 ..Baker Hughes Ventures, Inc.                             Delaware                         100%
 ..BH Russia Operations, Inc.                              Delaware                         100%
 ..Eimco Sweden AB                                         Sweden                           100%
 ..Camcor-Chem, Inc.                                       Delaware                         100%
 ..EVT Holdings, Inc.                                      Delaware                         100%
 ....Baker Hughes Process Equipment Company                Operating Division               ---
 ....Baker Hughes Process Systems, Inc.                    Delaware                         100%
 ......Bird Municipal Company                              Operating Division               ---
 ......Eimco Municipal Company                             Operating Division               ---
 ....Baker International Limited                           England                          100%
 ....Eimco Process Equipment Company                       Operating Division               ---
 ....Reminto (Proprietary) Limited                         South Africa                     100%
 ..Hughes Tool Company (Far East) Pte. Ltd.                Singapore                        100%
 ..Milchem Venezuela Corporation                           Delaware                         100%
 ....Milchem Venezuela Corporation, C.A.                   Venezuela                        100%

                                                                                                                              Page 8


BAKER HUGHES INCORPORATED - EXHIBIT 21.1

                                                                             PERCENTAGE    PERCENTAGE
                                                          JURISDICTION OR    OWNED BY      OWNED BY
       NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES          ORGANIZATION       REGISTRANT    SUBSIDIARY

 ..Tri-State Oil Tools Company                             Texas                            100%
BAKER HUGHES INTEQ SDN. BHD.                              BRUNEI                 (59)
Baker Hughes RO, Inc.                                     Delaware               100%
BAKER HUGHES RUSSIA, INC.                                 DELAWARE               100%
 ..Baker Hughes (Cyprus) Limited                           Cyprus                           100%
 ....Baker Hughes JSC                                      Russia                           100%
 ......Centrilift                                          Operating Division               ---
 ....Baker Hughes Kazakhstan Ltd.                          Republic of Kazakhstan           100%
BAKER HUGHES USA, INC.                                    DELAWARE               100%
 ..Baker Hughes South Africa (Proprietary) Ltd.            South Africa                     100%
 ....Baker Hughes Mining Tools (Proprietary) Limited       South Africa                     100%
 ..Hughes Christensen South Africa (Proprietary) Limited   South Africa                     100%
BAKER INTERNATIONAL (ESPANA), S.A.                        SPAIN                  100%
BAKER OIL TOOLS (ESPANA) S.A.                             SPAIN                  100%
BIRD MACHINE COMPANY, INC.                                DELAWARE               100%
BIRD MACHINE INTERNATIONAL, INC.                          MASSACHUSETTS          100%
BW-HUGHES TOOL STOCK CORPORATION                          DELAWARE               100%
CHRISTENSEN SAUDI ARABIA LIMITED                          SAUDI ARABIA           (60)
CTC INTERNATIONAL CORPORATION                             TEXAS                  100%
 ..COMPLETION TECHNOLOGY CENTER, INC.                      TEXAS                            100%
 ..COMPLETION TOOL COMPANY SINGAPORE PRIVATE LIMITED       SINGAPORE                        100%
 ..CTC OVERSEAS, INC.                                      TEXAS                            100%
OIL BASE DE VENEZUELA, C.A.                               VENEZUELA              100%


The Exhibit 21.1 represents ownership of Baker Hughes Incorporated and its subsidiaries. Should a subsidiary be owned by more than one Baker company, it will be listed under one of the Baker companies owning shares with a footnote designation in the "Percentage Owned" column. The footnotes reference the name of the shareholders and the percentage held by each.


BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21.1

  FOOTNOTES                    ENTITY                        ENTITY OWNERSHIP

    (1)      Baker Canada Holding, Inc.                Baker Hughes Incorporated - 18%
                                                       Baker Hughes International Branches, Inc. - 12%
                                                       Baker Hughes Oilfield Operations, Inc. - 25%
                                                       Baker Hughes USA, Inc. - 3%
                                                       Baker Performance Chemicals Incorporated - 7%
                                                       EVT Holdings, Inc. - 7%
                                                       Lynes, Inc. - 28%

    (2)      Baker Hughes Industrial Chile Limitada    Baker Hughes Canada, Inc. - .5%
                                                       EVT Holdings, Inc. - 99.5%

    (3)      Baker Hughes Wyoming LLC                  Baker Hughes Canada, Inc. - 99%
                                                       Baker Hughes Oilfield Operations, Inc. - 1%

    (4)      Ramsey Comercio Industria Ltd.            Baker Hughes Canada, Inc. - 50%
                                                       Baker Hughes USA, Inc. - 50%

    (5)      Baker Hughes Australia Holding, Inc.      Baker Hughes Incorporated - 5.07%
                                                       Baker Hughes International Holdings, Inc. - 6.73%
                                                       Baker Hughes Oilfield Operations, Inc. - 61.68%
                                                       Baker Hughes USA, Inc. - 6.84%
                                                       Baker Production Technology International, Inc. - 11.58%
                                                       EVT Holdings, Inc. - 8.10%

    (6)      Baker Hughes Australia Pty. Limited       Baker Hughes Australia Holding, Inc. - 99%
                                                       Peter Boesenberg - 1%

    (7)      Baker Hughes PNG Pty. Ltd.                Baker Hughes Australia Holding, Inc. - 99.9%
                                                       Gabow Nominees Pty. Ltd. - .1%

    (8)      Baker Hughes do Brasil Ltda.              Baker Hughes Incorporated - 99%
                                                       EVT Holdings, Inc. - 1%
Page 1



BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21.1

  FOOTNOTES                    ENTITY                                    ENTITY OWNERSHIP


    (9)      Baker Hughes Participacoes Ltda.          Baker Hughes do Brasil Ltda. -99%
                                                       Raymunda Cunha - 1%

   (10)      Baker Hughes Equipamentos Ltda.           Baker Hughes Incorporated - 99%
                                                       EXLOG S.A. - 1%

   (11)      Baker Hughes French Actions Co.           Baker Hughes Finance, Inc. - 14%
                                                       Baker Hughes International Holdings, Inc. - 15%
                                                       Baker Hughes Oilfield Operations, Inc. - 73%

   (12)      Baker Hughes INTEQ S.A.                   Baker Hughes INTEQ-France S.A. 1%
                                                       Baker International S.A. - 87%
                                                       Baker Hughes Oilfield Operations, Inc. - 2%
                                                       Gabonese Government - 10%

   (13)      CKS Espanola S.A.                         Baker Hughes INTEQ-France S.A. - 80%
                                                       Non Baker Hughes ownership - 20%

   (14)      Malaysia Mud and Chemicals Sdn. Bhd.      Baker Hughes INTEQ-France S.A. - 50%
                                                       Delcomm Sdn. Bhd. - 10%
                                                       Sabahebat Sdn. Bhd. - 40%

   (15)      Milpark Nigeria Ltd.                      Baker Hughes INTEQ-France S.A. - 60%
                                                       Non Baker Hughes ownership - 20%

   (16)      Baker Hughes Argentina, S.A.              Baker Hughes Holding Company - 99%
                                                       EXLOG S.A. - 1%

   (17)      Hughes Tool Company Chile Ltda.           Baker Hughes Argentina S.A. - 95%
                                                       Cuatro de Mayo Saagi - 5%



BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21.1

  FOOTNOTES                    ENTITY                                    ENTITY OWNERSHIP

   (18)      Lufkin Argentina S.A.                     Lufkin Industries, Inc. - 50%
                                                       Baker Hughes Argentina S.A. - 31.09%
                                                       Baker Hughes Oilfield Operations, Inc. - 18.90%
                                                       Andy Szescila - .01%

   (19)      Baker Nigeria Ltd.                        Baker Eastern S.A. (Panama Company) - 1%
                                                       Baker Hughes Oilfield Operations, Inc. - 59%
                                                       Nigerian National Petroleum Corporation - 35%
                                                       Baker Nigeria Ltd. Employees - 5%

   (20)      Baker Hughes International Holdings, Inc. Baker Hughes Oilfield Operations, Inc. - 86%
                                                       EVT Holdings, Inc. - 14%

   (21)      Baker Hughes Indonesia Co.                Baker Hughes Oilfield Operations, Inc. - 85%
                                                       Baker Hughes International Holdings, Inc. - 15%

   (22)      P.T. Eastman Christensen Indonesia        Baker Hughes Indonesia Co. owns rights in agreement with
                                                       Lucidna Widjaya 20% owner, Toto Setio Utomo 5%, and Rayanusin
                                                       Widjaya 75% owner, local agents

   (23)      Baker Hughes Nederland B.V.               Baker Hughes International Holdings, Inc. - 87.46%
                                                       Baker Hughes Nederland B.V. - 12.54%

   (24)      Ferranti Eastman Survey GmbH              Baker Hughes Nederland B.V. - 49%
                                                       Ferranti Eastman Survey GmbH - 51%

   (25)      Tracor Europa N.V.                        Baker Hughes Nederland B.V. - 95%
                                                       Tracor Europa B.V. - 5%

   (26)      Lombard Baker Leasing Co.                 Eimco Process Equipment Ltd. - 8%
                                                       Baker Hughes (U.K.) Ltd. - 41%
                                                       Lombard North Central Leasing Ltd. - 44.46%
                                                       Goldman Sachs International Corp. - 4.90%
                                                       Goldman Sachs Limited - 1.64%



BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21.1

  FOOTNOTES                    ENTITY                                    ENTITY OWNERSHIP


   (27)      Baker (Malaysia) Sdn. Bhd.                J. C. Smith - .02%
                                                       Spiral Precision Sdn. Bhd. - 49%
                                                       Tiram Permata Sdn. Bhd. - 51%

   (28)      Baker Hughes INTEQ (M) Sdn. Bhd.          Baker (Malaysia) Sdn. Bhd. - 95%
                                                       Tunku Shahabuddin B.T.B. Burhanuddin - 5%

   (29)      Baker Hughes INTEQ International Ltd.     Baker Hughes (C.I.) Ltd. - 1%
                                                       Hughes Tool (C.I.) Ltd. - 99%
                                                       Baker Hughes Oilfield Operations, Inc. - 1%

   (30)      Milpark Kuwait for Drilling               Baker Hughes INTEQ International Ltd. - 49%
               Fluids Company                          Badr Nasir Hamad Al Falah - 3%
                                                       Jamal Nasir Hamad Al Falah - 3%
                                                       Exim Trading Company - 45%

   (31)      Milchem Libya Co., Ltd.                   Baker Hughes INTEQ International Ltd. - 49%
                                                       Non Baker Hughes ownership - 51%

   (32)      P.T. Milchem Indonesia                    Baker Hughes INTEQ International Ltd. - 75%
                                                       Non Baker Hughes ownership - 25%

   (33)      Baker Hughes Singapore Pte.               Hughes Tool (C.I.) Ltd. - 99%
                                                       Baker Hughes (C.I.) Ltd. - 1%

   (34)      Baker Hughes de Mexico,                   Baker Hughes Oilfield Operations, Inc. - 91%
              S. de R.L. de C.V.                       Baker Hughes Holding Company - 9%

   (35)      Baker Hughes Services                     Baker Hughes Oilfield Operations, Inc. - 99%
              de Mexico S.A. de C.V.                   Baker Hughes de Mexico, S. de R.L. de C.V. - 1%

   (36)      Baker Hughes Immobiliaria                 Servicios y Herramientas Petroleras S.A. de C.V. - 98%
                                                       Baker Hughes Oilfield Operations, Inc. - 2%


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

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21.1

  FOOTNOTES                    ENTITY                                    ENTITY OWNERSHIP

   (37)      Baker Hughes S.p.A.                       Baker Hughes Oilfield Operations, Inc. - 99.9%
                                                       Baker Hughes Incorporated - .1%

   (38)      Baker International                       Baker Hughes Oilfield Operations, Inc. - 99.5%
              Cote D'Ivoire S.a.r.l.                   Baker Hughes International Holdings, Inc. - .5%

   (39)      Baker Oil Tools (Brunei) Sdn. Bhd.        Baker Hughes Oilfield Operations, Inc. - 50%
                                                       Yam Pengiran Indera Setia Diraja Pengiran Anak ID - 50%

   (40)      Aquaness Industrias de Venezuela S.A.     Baker Performance Chemicals Incorporated - 55%
                                                       Quimicas Maracay S.A. - 49%

   (41)      P.T. Elnusa Chemlink                      Baker Performance Chemicals Incorporated - 49%
                                                       P.T. Elektronika Nusantara - 51%

   (42)      South Kern Industrial Partnership         Baker Performance Chemicals Incorporated - 80%
                                                       South Lake Corporation - 20%

   (43)      BHT Products                              Baker Production Services, Inc. - 50%
                                                       Camcor-Chem, Inc. - 50%

   (44)      Gummiwerk Christensen-Netzsch GmbH        Baker Hughes INTEQ GmbH - 50%
                                                       Netzsch Mohnopumpen GmbH - 50%

   (45)      Baker Quimica de Colombia S.A.            Baker Hughes Incorporated - .2%
                                                       Baker Hughes Oilfield Operations, Inc. - .1%
                                                       Baker Performance Chemicals Incorporated  - 99.7%

   (46)      Eimco-Wemco de Colombia S.A.              Baker Hughes INTEQ Colombia Branch - 4.03%
                                                       Baker Hughes International Branches, Inc. - .81%
                                                       Baker Quimica de Colombia S.A. - .81%
                                                       Centrilift Colombia Branch - .81%
                                                       EVT Holdings, Inc. - 97%

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

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21.1

  FOOTNOTES                    ENTITY                                    ENTITY OWNERSHIP

   (47)      Baker RTC International Ltd.              Baker Hughes (C.I.) Ltd. - 1%
                                                       Hughes Tool (C.I.) Ltd. - 99%

   (48)      Baker Sand Control Servicios              Baker Hughes Incorporated - 1%
               Tecnicos, Ltda.                         Baker Hughes Oilfield Operations, Inc. - 99%

   (49)      Baker Transworld y Compania Limitada      Baker Hughes International Branches, Inc. - 10%
                                                       Baker Hughes Oilfield Operations, Inc. - 90%

   (50)      Christensen-Netzsch Rubber, Inc.          Baker Hughes Oilfield Operations, Inc. - 50%
                                                       Netzsch, Inc. - 50%

   (51)      Christensen Gulf Services Limited         Baker Hughes Oilfield Operations, Inc. - 40%
              Liability Company                        Oilfield Supply Centre Ltd. - 60%

   (52)      ChuanShi Christensen Diamond              Baker Hughes Oilfield Operations, Inc. - 50%
              Bit Company, Ltd.                        Sichuan Petroleum Administration Bureau - 50%

   (53)      Exploration Logging Arabian Gulf Limited  Baker Hughes Oilfield Operations, Inc. - 45%
                                                       Sheikh Sulan Bin Khalid Al Qassini - 51%
                                                       Contra Nominees Limited - .00145%

   (54)      Abunayyan-Hughes Tool S.A. Ltd. Co.       Hughes Tool (C.I.) Ltd. - 50%
                                                       Ibrahim Abunayyan Organization - 50%

   (55)      Reed Rock do Brazil Industrial Ltda.      Baker Hughes Oilfield Operations, Inc. - 98.6%
                                                       Non Baker Hughes ownership - 1.39%

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


BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21.1

  FOOTNOTES                    ENTITY                                    ENTITY OWNERSHIP


   (56)      Servicios y Herramientas Petroleras       Series B Fixed Capital
               S.A. de C.V.                            Baker Hughes Oilfield Operations, Inc. - 99%
                                                       Baker Hughes Holding Company - 1%

                                                       Series B Variable Capital
                                                       Baker Hughes Oilfield Operations, Inc. - 100%

   (57)      Teleco Oilfield Services Sdn Bhd          Baker Hughes Oilfield Operations, Inc. - 49%
                                                       Non Baker Hughes ownership - 51%

   (58)      Tri-State Oil Tool (M) Sdn. Bhd.          Baker Hughes Oilfield Operations, Inc. - 55%
                                                       Lawrence Phong - 10%
                                                       John Arnold - less than 1%
                                                       Datin Sharifah Zainak - 35%

   (59)      Baker Hughes INTEQ Sdn. Bhd.              Baker Hughes Incorporated - 51%
                                                       Sulaiman Haji Ahai - 49%

   (60)      Christensen Saudi Arabia Limited          Baker Hughes Incorporated - 40%
                                                       Olayan Financing Company - 60%

Page 7